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                                  EXHIBIT 23.2

                          INDEPENDENT AUDITOR'S CONSENT

        We consent to the use in this Registration Statement on Form S-3 of Starbucks Corporation of our report dated June 8, 1998, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Seattle, Washington
July 7, 1998